Significant Contingent Liabilities and Unrecognized Commitments	12 Months Ended
Dec. 31, 2023
Significant Contingent Liabilities And Unrecognized Commitments [Abstract]
SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS	SIGNIFICANT CONTINGENT LIABILITIES AND UNRECOGNIZED COMMITMENTS
On December 26, 2019, Stone Energy Technology Corporation (“Stone Energy”) filed a lawsuit for patent infringement against Gogoro Taiwan Limited, Gogoro Network (Cayman), Gogoro Network (Cayman) Taiwan Branch and Gogoro Taiwan Sales and Services Limited in the Intellectual Property and Commercial Court (“IPCC”) of the Republic of China. On June 14, 2023, the Supreme Court had rejected Stone Energy’s appeal. No further legal action had been taken by Stone Energy and the litigation was finalized. As such, no provision had been recognized as of December 31, 2023.
As of December 31, 2023, the Company is facing three litigation cases, which have been initiated by former executives, managers and employees amounting to approximately $2,065 thousand. These cases are currently undergoing proceedings in the Taiwanese district courts and high court. The Company is defending for the favorable results. Due to the uncertainty of timing and the amount of estimated future cash flows, no provision had been recognized as of December 31, 2023.
On January 5, 2024, a service provider filed a lawsuit against Gogoro Taiwan Limited for a claim amounting to approximately $684 thousand in relation to a past event pursuant to the relevant service agreement. The litigation is currently undergoing proceedings in the Taiwan Taipei District Court. While there is insufficient information to ascertain the chance of winning the case, the Company is defending for the favorable result. Due to the uncertainty of timing and the amount of estimated future cash flows, no provision had been recognized as of December 31, 2023.